UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




 Date of Report (date of earliest event reported): December 20, 2004


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   Florida
              (State or other jurisdiction of incorporation)

    000-20175                                       01-0469607
   (Commission                                     (IRS Employer
   File Number)                                  Identification No.)


             1292 Hammond Street, Bangor, Maine           04401
        (Address of principal executive offices)       (Zip Code)

                             (207) 942-5273
                      Registrant's telephone number,
                         including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On December 20, 2004, the Board of Directors of Nyer Medical Group, Inc. (the "Company") elected Robert Landis and Gerald Weston as independent directors of the Company. Messrs. Landis and Weston were appointed to serve on the Audit Committee and the Compensation Committee. Mr. Weston was also appointed to serve on the Stock Option Committee. With these elections, the Company is now in compliance with Marketplace Rule 4350(d)(2) of The NASDAQ Stock Market (requiring, in part, that an issuer have an audit committee comprised of at least three independent directors).











































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   Nyer Medical Group, Inc.


 Date: December 20, 2004           By: /s/ Karen L. Wright
                                           Karen L. Wright,
                                           President
































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